                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-4165
                                   ---------------------------------------------

                    AMERICAN CENTURY TARGET MATURITIES TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     4500 MAIN STREET, KANSAS CITY, MISSOURI                 64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:        816-531-5575
                                                    ----------------------------

Date of fiscal year end:     09-30
                         -------------------------------------------------------

Date of reporting period:    09-30-2007
                         -------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               September 30, 2007

[photo of fall]

Target 2010 Fund
Target 2015 Fund
Target 2020 Fund
Target 2025 Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the annual report for the American Century® Target
Maturities Trust funds for the 12 months ended September 30, 2007. This has been an eventful and exciting period for us. We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT
AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .     2
      Zero-Coupon Treasury Total Returns . . . . . . . . . . . . . . . . .     2

TARGET 2010

TARGET 2015

TARGET 2020

TARGET 2025

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .    44
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
     Approval of Management Agreements for Target 2010,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds enjoyed positive returns during the 12 months ended September 30,
2007. But the ride was bumpy -- bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2-3% average annual rate. Inflation slowed, as the trailing 12-month percentage change in core consumer prices
(without volatile food and energy prices) finished September at 2.1%. That's down from 2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September -- the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.69% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened --
the difference in yield between two- and 10-year Treasury securities increased sharply from -6 to +60 basis points (a basis point equals 0.01%); that is, the yield curve went from "inverted" to a more normal, upward slope.

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives. As a result, the Treasury market enjoyed its best quarter in five years from July to September. Because yield changes were most pronounced at the short end of the yield curve, short-term zero-coupon bonds performed best. Returns for longer-term zeros reflected the modest rate changes in that portion of the curve.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2007
11/15/10 STRIPS Issue               6.15%
11/15/15 STRIPS Issue               5.61%
11/15/20 STRIPS Issue               3.64%
11/15/25 STRIPS Issue               2.59%

------

PERFORMANCE
Target 2010

Total Returns as of September 30, 2007
                                           Average Annual Returns
                                                              Since    Inception
                              1 year   5 years   10 years   Inception     Date

INVESTOR CLASS                 5.69%    3.26%      6.83%     11.72%     3/25/85

11/15/10 STRIPS ISSUE          6.15%    3.41%      7.33%    12.78%(1)      --

MERRILL LYNCH
10+ YEAR TREASURY
TOTAL RETURN INDEX(2)          4.47%    4.47%      7.23%    9.94%(1)       --

Advisor Class                  5.43%    3.00%       --        5.02%     10/20/98

(1) Since 3/31/85, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2010

Lead Portfolio Managers: Seth Plunkett and Bob Gahagan
Macro Strategy Team Representative: Bob Gahagan

PERFORMANCE SUMMARY

Target 2010 returned 5.69%* for the twelve months ended September 30, 2007. By comparison, the fund's benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2010, returned 6.15%. It's worth noting that the fund's returns are reduced by operating expenses, while those of the benchmark
STRIPS issue are not.

The portfolio's return reflected the solid performance of high-quality, short-term bonds in a period when most other fixed-income sectors faced volatility, credit, and liquidity concerns (see the Market Perspective on page
2). During the period, we added attractively valued STRIPS issues and higher-yielding government agency zero-coupon bonds.

MANAGEMENT CHANGE

In September 2007, we announced changes in our liquid markets team, which is responsible for security selection within the U.S. Treasury, agency, and derivatives markets in which Target 2010 invests. In the past, some team members had primary responsibility for one or more of the portfolios the group manages. Going forward, the entire team will be involved in collective decision-making across all of these portfolios. As part of these changes, portfolio manager Jeremy Fletcher left the company in September. The portfolios he managed were team-managed prior to his departure and should continue to benefit from the skills and experience of the present team.

PORTFOLIO STRATEGY

We continued to look for what we believe are attractive relative values among the universe of zero-coupon bonds in which Target 2010 invests. Two examples of our relative-value process at work since our last report to shareholders were trades from coupon to principal STRIPS in the second quarter of 2007, and moving down the principal STRIPS yield curve into more attractively valued issues in the third quarter.

Another way we try to add performance is by holding higher-yielding government agency zeroes. For example, we added Fannie Mae and Freddie Mac zeroes with yields as much as 30 basis points (0.30%) higher than like-maturity Treasury
STRIPS. The yield advantage should represent a significant boost to portfolio returns when compounded over time.

Holding higher-yielding government agency zeroes should help performance over long time periods, though it can be a source of underperformance in the short run if agency securities' prices fall more than Treasury STRIPS, as they did in the second

Portfolio at a Glance
                                            As of            As of
                                           9/30/07          3/31/07
Anticipated Growth Rate (Investor
Class)                                      3.48%            3.95%
Weighted Average
Maturity Date                              9/7/10           8/18/10
Anticipated Value at
Maturity (AVM)
(Investor Class)(1)                        $105.39          $105.13

(1) See graph on page 5.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.

------

Target 2010

quarter of the year. However, we got much of that underperformance back in recent months, when agency zeros outperformed Treasury STRIPS.

OUTLOOK

Target 2010 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents. This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise.

As of September 30, "we saw a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," said Lead
Portfolio Manager and Macro Strategy Team Representative Bob Gahagan. "The
economic, market, and interest rate environment all look positive for short-term, high-quality bonds. But regardless of the economic and market outlook, our main focus remains on our investment approach -- a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities."

Types of Investments in Portfolio
                                          % of net          % of net
                                        assets as of      assets as of
                                           9/30/07          3/31/07
Treasury STRIPS                             54.8%            50.4%
REFCORP STRIPS                              21.1%            22.7%
CATS                                        6.3%              6.8%
Other Treasurys                             2.7%              2.8%
TOTAL TREASURYS & EQUIVALENTS               84.9%            82.7%
Govt. Agency STRIPS                         11.5%            12.4%
Other Govt. Agencys                         2.3%              4.4%
TOTAL GOVT. AGENCYS                         13.8%            16.8%
Temporary Cash Investments                  0.6%              0.5%
Other Assets and Liabilities                0.7%             --(1)

(1) Category is less than 0.05% of total net assets.

Share Price vs. Anticipated Value at Maturity (Investor Class)
Target 2010

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2010

SEPTEMBER 30, 2007

Principal Amount                                                          Value

Zero-Coupon U.S. Treasury Securities
and Equivalents(1) - 84.9%
   $ 1,000,000  STRIPS - COUPON, 3.44%, 5/15/09                        $939,115
        59,000  TIGR, 3.77%, 5/15/09                                     55,188
     5,106,000  TR, 3.93%, 5/15/09                                    4,776,101
    16,367,000  CATS, 4.98%, 8/15/09                                 15,144,401
     1,440,000  Federal Judiciary, 3.52%, 8/15/09                     1,333,656
       500,000  STRIPS - COUPON, 3.47%, 8/15/09                         464,778
        13,000  TIGR, 2.95%, 8/15/09                                      7,402
       149,500  TIGR, 2.95%, 8/15/09                                     85,128
       534,000  REFCORP STRIPS - COUPON, 3.65%, 10/15/09                493,100
     1,417,000  CATS, 6.14%, 11/15/09                                 1,297,360
     3,000,000  STRIPS - COUPON, 4.94%, 11/15/09                      2,761,023
     8,000,000  STRIPS - PRINCIPAL, 4.47%, 11/15/09                   7,350,488
    24,500,000  STRIPS - PRINCIPAL, 5.66%, 11/15/09                  22,550,707
       715,000  REFCORP STRIPS - COUPON, 3.63%, 1/15/10                 653,768
     1,000,000  STRIPS - COUPON, 4.94%, 2/15/10                         911,385
     8,000,000  STRIPS - PRINCIPAL, 4.43%, 2/15/10                    7,279,224
    14,000,000  STRIPS - PRINCIPAL, 4.57%, 2/15/10                   12,738,633
     1,228,000  REFCORP STRIPS - COUPON, 7.16%, 4/15/10               1,110,991
     7,787,000  STRIPS - COUPON, 4.87%, 5/15/10                       7,018,867
     2,500,000  STRIPS - PRINCIPAL, 4.02%, 5/15/10                    2,259,195
       577,000  STRIPS - COUPON, 9.24%, 8/15/10                         514,814
     6,500,000  STRIPS - PRINCIPAL, 4.32%, 8/15/10                    5,801,101
     9,500,000  STRIPS - PRINCIPAL, 4.78%, 8/15/10                    8,478,532
     3,136,000  REFCORP STRIPS - COUPON, 6.53%, 10/15/10              2,778,427
     8,339,000  STRIPS - COUPON, 5.51%, 11/15/10                      7,362,270
    14,000,000  STRIPS - PRINCIPAL, 4.41%, 11/15/10                  12,349,470
    19,361,000  REFCORP STRIPS - COUPON, 6.28%, 1/15/11              16,971,117

Principal Amount                                                          Value

     $ 507,000  Federal Judiciary, 4.38%, 2/15/11                     $ 439,964
     1,310,000  STRIPS - COUPON, 9.36%, 2/15/11                       1,144,327
    26,000,000  STRIPS - PRINCIPAL, 4.50%, 2/15/11                   22,666,852
     1,850,000  REFCORP STRIPS - COUPON, 8.14%, 4/15/11               1,610,884
     2,500,000  STRIPS - COUPON, 6.65%, 5/15/11                       2,174,370
     7,138,000  REFCORP STRIPS - COUPON, 4.98%, 7/15/11               6,139,422
     1,715,000  STRIPS - COUPON, 9.30%, 8/15/11                       1,467,258
    18,000,000  STRIPS - PRINCIPAL, 4.48%, 8/15/11                   15,347,304
    29,287,000  REFCORP STRIPS - COUPON, 4.80%, 10/15/11             25,024,598
     1,000,000  STRIPS - COUPON, 4.28%, 11/15/11                        860,608
                                                                   ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $214,156,246)                                                 220,361,828
                                                                   ------------

Zero-Coupon U.S. Government
Agency Securities(1) - 13.8%
     3,555,000  FHLMC STRIPS - COUPON, 4.44%, 1/15/10                 3,228,754
     3,244,000  FICO STRIPS - COUPON, 4.27%, 4/6/10                   2,916,531
     4,460,000  FICO STRIPS - COUPON, 6.02%, 5/11/10                  3,991,308
     2,805,000  FICO STRIPS - COUPON, 6.09%, 5/30/10                  2,504,346
     3,750,000  FHLMC STRIPS - COUPON, 4.95%, 7/15/10                 3,329,839
     1,231,000  FHLMC STRIPS - COUPON, 4.16%, 9/15/10                 1,085,000
     2,000,000  FICO STRIPS - COUPON, 5.01%, 9/26/10                  1,760,408
     2,800,000  FICO STRIPS - COUPON, 4.42%, 10/6/10                  2,461,491
     7,000,000  FICO STRIPS - COUPON, 6.11%, 11/11/10                 6,126,743
     2,381,000  Government Trust Certificates, 5.11%, 11/15/10        2,087,851
     4,403,000  Government Trust Certificates, 5.38%, 11/15/10        3,860,903
     2,973,000  FICO STRIPS - COUPON, 4.77%, 12/6/10                  2,593,948
                                                                   ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $35,013,500)                                                   35,947,122
                                                                   ------------

------

Target 2010

Principal Amount                                                          Value

Temporary Cash Investments - 0.6%

   $ 1,636,000  FHLB Discount Notes,
                4.00%, 10/1/07(2)
(Cost $1,636,000)                                                   $ 1,636,000
                                                                   ------------
TOTAL INVESTMENT
SECURITIES - 99.3%
(Cost $250,805,746)                                                 257,944,950
                                                                   ------------
OTHER ASSETS AND
LIABILITIES - 0.7%                                                    1,890,395
                                                                   ------------
TOTAL NET ASSETS - 100.0%                                          $259,835,345
                                                                   ============

Notes to Schedule of Investments

CATS = Certificates of Accrual of Treasury Securities

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Target 2015

Total Returns as of September 30, 2007
                                           Average Annual Returns
                                                              Since    Inception
                              1 year   5 years   10 years   Inception     Date

INVESTOR CLASS                 5.28%    4.83%      7.87%      9.28%      9/1/86

11/15/15 STRIPS ISSUE          5.61%    4.91%      8.35%    8.99%(1)       --

MERRILL LYNCH 10+ YEAR
TREASURY TOTAL
RETURN INDEX(2)                4.47%    4.47%      7.23%    8.16%(1)       --

Advisor Class                  5.01%    4.57%       --        7.70%     7/23/99

(1) Since 8/31/86, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2015

Lead Portfolio Managers: Seth Plunkett and Bob Gahagan
Macro Strategy Team Representative: Bob Gahagan

PERFORMANCE SUMMARY

Target 2015 returned 5.28%* for the twelve months ended September 30, 2007. By comparison, the fund's benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2015, returned 5.61%. It's worth noting that the fund's returns are reduced by operating expenses, while those of the benchmark
STRIPS issue are not.

The portfolio's absolute return reflected the solid performance of high-quality, short- and intermediate-term bonds in a period when most other fixed-income sectors faced volatility, credit, and liquidity concerns (see the
Market Perspective on page 2). During the period, we added attractively valued
STRIPS issues and higher-yielding government agency zero-coupon bonds.

MANAGEMENT CHANGE

In September 2007, we announced changes in our liquid markets team, which is responsible for security selection within the U.S. Treasury, agency, and derivatives markets in which Target 2015 invests. In the past, some team members had primary responsibility for one or more of the portfolios the group manages. Going forward, the entire team will be involved in collective decision-making across all of these portfolios. As part of these changes, portfolio manager Jeremy Fletcher left the company in September. The portfolios he managed were team-managed prior to his departure and should continue to benefit from the skills and experience of the present team.

PORTFOLIO STRATEGY

We continued to focus on our multi-layered investment process, which uses a consistent, repeatable framework that seeks to identify the best relative values among the universe of zero-coupon bonds in which Target 2015 invests.
Since our last report to shareholders six months ago, this process led us in
Target 2015 to swap some coupon STRIPS for principal STRIPS and to trade among coupon-based STRIPS of different issue dates trading at more attractive relative values. In addition, we added select government agency zeroes with yields as much as 30 basis points (0.30%) higher than like-maturity Treasury
STRIPS. The yield advantage from these trades should represent a significant boost to portfolio returns when compounded over time.

Holding higher-yielding government agency zeroes should help performance over long time periods, though it can be a source of underperformance in the short run if agency securities' prices fall more than Treasury STRIPS, as they did in the second quarter of the year. However, we got much of that underperformance back in recent months, when agency zeros outperformed
Treasury STRIPS.

Portfolio at a Glance
                                            As of            As of
                                           9/30/07          3/31/07
Anticipated Growth Rate
(Investor Class)                            4.10%            4.21%
Weighted Average
Maturity Date                             10/11/15          10/29/15
Anticipated Value at
Maturity (AVM)
(Investor Class)(1)                        $113.32          $113.47

(1) See graph on page 10.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.

------

Target 2015

OUTLOOK

Target 2015 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents. This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise.

As of September 30, "we saw a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," said Lead
Portfolio Manager and Macro Strategy Team Representative Bob Gahagan. "The
economic, market, and interest rate environment all look positive for short-
to intermediate-term, high-quality bonds. But regardless of the economic and market outlook, our main focus remains on our investment approach -- a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities."

Types of Investments in Portfolio
                                          % of net          % of net
                                        assets as of      assets as of
                                           9/30/07          3/31/07
REFCORP STRIPS                              45.9%            49.4%
Treasury STRIPS                             30.7%            35.2%
Other Treasurys                             9.4%              1.8%
TOTAL TREASURYS & EQUIVALENTS               86.0%            86.4%
Govt. Agency STRIPS                         13.1%            13.2%
Temporary Cash Investments                  0.8%              0.5%
Other Assets and Liabilities                0.1%             (0.1)%

Share Price vs. Anticipated Value at Maturity (Investor Class)
Target 2015

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2015

SEPTEMBER 30, 2007

Principal Amount                                                        Value

Zero-Coupon U.S. Treasury Securities
and Equivalents(1) - 86.0%
       $ 51,000  Federal Judiciary, 4.94%, 2/15/14                    $38,193
      1,000,000  STRIPS - COUPON, 4.57%, 2/15/14                      758,271
      1,404,000  REFCORP STRIPS - COUPON, 4.55%, 4/15/14            1,051,328
      3,500,000  STRIPS - COUPON, 4.43%, 5/15/14                    2,616,800
        184,000  REFCORP STRIPS - COUPON, 4.82%, 10/15/14             134,418
      2,600,000  AID (Israel), 4.77%, 11/1/14                       1,876,186
      1,000,000  STRIPS - COUPON, 4.89%, 11/15/14                     729,893
      2,500,000  STRIPS - PRINCIPAL, 4.85%, 11/15/14                1,831,100
     14,810,000  REFCORP STRIPS - COUPON, 6.72%, 1/15/15           10,647,309
      5,485,000  Federal Judiciary, 4.78%, 2/15/15                  3,880,369
      1,850,000  STRIPS - COUPON, 9.22%, 2/15/15                    1,327,780
      6,000,000  STRIPS - PRINCIPAL, 4.76%, 2/15/15                 4,339,476
      4,292,000  AID (Israel), 4.72%, 3/15/15                       3,026,336
     27,560,000  REFCORP STRIPS - COUPON, 8.09%, 4/15/15           19,554,158
     10,000,000  AID (Israel), 4.72%, 5/1/15                        7,011,620
      2,350,000  AID (Israel), 4.72%, 5/15/15                       1,644,918
      1,408,000  STRIPS - COUPON, 5.90%, 5/15/15                      999,991
     28,469,000  REFCORP STRIPS - COUPON, 8.17%, 7/15/15           19,917,765
      7,021,000  Federal Judiciary, 4.78%, 8/15/15                  4,836,886
      5,428,000  STRIPS - COUPON, 9.56%, 8/15/15                    3,797,413
      2,000,000  STRIPS - PRINCIPAL, 4.89%, 8/15/15                 1,400,270
     25,598,000  REFCORP STRIPS - COUPON, 8.23%, 10/15/15          17,646,314
     15,981,000  STRIPS - COUPON, 8.19%, 11/15/15                  11,027,833
     15,000,000  STRIPS - PRINCIPAL, 4.80%, 11/15/15               10,350,885
      4,159,000  REFCORP STRIPS - COUPON, 5.15%, 1/15/16            2,830,037
         10,000  Federal Judiciary, 5.42%, 2/15/16                      6,712

Principal Amount                                                        Value

    $15,000,000  STRIPS - COUPON, 7.11%, 2/15/16                 $ 10,233,360
      9,200,000  STRIPS - COUPON, 7.67%, 5/15/16                    6,189,539
     28,091,000  REFCORP STRIPS - COUPON, 8.23%, 7/15/16           18,572,421
      7,500,000  STRIPS - COUPON, 4.62%, 8/15/16                    4,975,208
     28,742,000  REFCORP STRIPS - COUPON, 7.63%, 10/15/16          18,719,119
     17,000,000  STRIPS - COUPON, 4.80%, 11/15/16                  11,117,694
      2,000,000  STRIPS - PRINCIPAL, 4.74%, 11/15/16                1,307,964
                                                                 ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $172,956,957)                                               204,397,566
                                                                 ------------

Zero-Coupon U.S. Government
Agency Securities(1) - 13.1%
      3,570,000  FICO STRIPS - COUPON, 5.00%, 4/6/14                2,634,788
        150,000  TVA STRIPS - COUPON, 4.98%, 5/1/14                   110,369
         96,000  FICO STRIPS - COUPON, 5.08%, 5/2/14                   70,547
      3,821,000  FICO STRIPS - COUPON, 5.08%, 5/30/14               2,796,387
         22,000  FICO STRIPS - COUPON, 4.97%, 10/5/14                  15,823
      5,000,000  FHLMC STRIPS - COUPON, 4.94%, 11/24/14             3,567,880
        180,000  FICO STRIPS - COUPON, 5.00%, 11/30/14                128,296
        136,000  FICO STRIPS - COUPON, 5.13%, 2/8/15                   95,654
      7,681,000  FICO STRIPS - COUPON, 6.78%, 2/8/15                5,402,340
      3,038,000  FICO STRIPS - COUPON, 4.98%, 4/6/15                2,120,254
      1,017,000  FICO STRIPS - COUPON, 5.76%, 4/6/15                  709,775
      3,750,000  FHLMC STRIPS - COUPON, 5.88%, 7/15/15              2,577,300
      2,337,000  FNMA STRIPS - COUPON, 5.46%, 7/15/15               1,606,239
         52,000  FICO STRIPS - COUPON, 5.47%, 11/2/15                  35,112
      2,000,000  FICO STRIPS - COUPON, 5.77%, 11/11/15              1,348,528
        190,000  FICO STRIPS - COUPON, 5.16%, 12/6/15                 127,665

------

Target 2015

Principal Amount                                                        Value

    $ 5,125,000  FICO STRIPS - COUPON, 4.70%, 12/27/15            $ 3,433,853
      1,500,000  FHLMC STRIPS - COUPON, 5.45%, 1/15/16              1,002,591
      5,000,000  FICO STRIPS - COUPON, 6.42%, 6/6/16                3,268,640
                                                                 ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $29,422,378)                                                 31,052,041
                                                                 ------------

Principal Amount                                                        Value

Temporary Cash Investments - 0.8%

    $ 1,821,000  FHLB Discount Notes,
                 4.00%, 10/1/07(2)
(Cost $1,821,000)                                                 $ 1,821,000
                                                                 ------------
TOTAL INVESTMENT
SECURITIES - 99.9%
(Cost $204,200,335)                                               237,270,607
                                                                 ------------
OTHER ASSETS AND
LIABILITIES - 0.1%                                                    158,151
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $237,428,758
                                                                 ============

Notes to Schedule of Investments

AID = Agency for International Development

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Target 2020

Total Returns as of September 30, 2007
                                           Average Annual Returns
                                                              Since    Inception
                              1 year   5 years   10 years   Inception     Date

INVESTOR CLASS                 3.44%    5.72%      8.43%      9.59%     12/29/89

11/15/20 STRIPS ISSUE          3.64%    5.72%      8.91%    9.62%(1)       --

MERRILL LYNCH 10+ YEAR
TREASURY TOTAL
RETURN INDEX(2)                4.47%    4.47%      7.23%    8.34%(1)       --

Advisor Class                  3.18%    5.45%       --        5.99%     10/19/98

(1) Since 12/31/89, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2020

Lead Portfolio Managers: Seth Plunkett and Bob Gahagan
Macro Strategy Team Representative: Bob Gahagan

PERFORMANCE SUMMARY

Target 2020 returned 3.44%* for the twelve months ended September 30, 2007. By comparison, the fund's benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2020, returned 3.64%. It's worth noting that the fund's returns are reduced by operating expenses, while those of the benchmark
STRIPS issue are not.

The portfolio's absolute return reflected the performance of high-quality bonds in a period when most fixed-income sectors faced volatility, credit, and liquidity concerns; however, returns for intermediate- and long-term bonds were limited by worry about potential inflation down the road (see the Market
Perspective on page 2). During the period, we added attractively valued STRIPS issues and higher-yielding government agency zero-coupon bonds.

MANAGEMENT CHANGE

In September 2007, we announced changes in our liquid markets team, which is responsible for security selection within the U.S. Treasury, agency, and derivatives markets in which Target 2020 invests. In the past, some team members had primary responsibility for one or more of the portfolios the group manages. Going forward, the entire team will be involved in collective decision-making across all of these portfolios. As part of these changes, portfolio manager Jeremy Fletcher left the company in September. The portfolios he managed were team-managed prior to his departure and should continue to benefit from the skills and experience of the present team.

PORTFOLIO STRATEGY

We continued to focus on our multi-layered investment process, which uses a consistent, repeatable framework that seeks to identify the best relative values among the universe of zero-coupon bonds in which Target 2020 invests.
In the six months since our last report to shareholders, this process led us in Target 2020 to swap some coupon STRIPS for principal STRIPS and to trade among coupon-based STRIPS of different issue dates trading at more attractive relative values. In addition, we added select government agency zeroes with yields as much as 30 basis points (0.30%) higher than like-maturity Treasury
STRIPS. The yield advantage from these trades should represent a significant boost to portfolio returns when compounded over time.

Holding higher-yielding government agency zeroes should help performance over long time periods, though it can be a source of underperformance in the short run if agency securities' prices fall more than Treasury STRIPS, as they did in the second quarter of the year. However, we got much of that underperformance back in recent months, when agency zeros outperformed
Treasury STRIPS.

Portfolio at a Glance
                                            As of            As of
                                           9/30/07          3/31/07
Anticipated Growth Rate
(Investor Class)                            4.47%            4.49%
Weighted Average
Maturity Date                              8/17/20          8/15/20
Anticipated Value at
Maturity (AVM)
(Investor Class)(1)                        $107.97          $108.11

(1) See graph on page 15.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.

------

Target 2020

OUTLOOK

Target 2020 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents. This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise.

As of September 30, "we saw a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," said Lead
Portfolio Manager and Macro Strategy Team Representative Bob Gahagan. "The
economic, market, and interest rate environment all look positive for high-quality bonds. That said, there's at least some concern in the marketplace that the Federal Reserve will err on the side of fighting recession, rather than inflation. That perception may limit returns for intermediate- and longer-term bonds, which are most susceptible to inflation risk over time."

"But regardless of the economic and market outlook," Gahagan continued, "our main focus remains on our investment approach -- a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities."

Types of Investments in Portfolio
                                          % of net          % of net
                                        assets as of      assets as of
                                           9/30/07          3/31/07
REFCORP STRIPS                              49.7%            57.4%
Treasury STRIPS                             46.2%            38.1%
Other Treasurys                             0.3%              0.3%
TOTAL TREASURYS & EQUIVALENTS               96.2%            95.8%
Govt. Agency STRIPS                         1.9%              1.8%
Other Govt. Agencys                         1.8%              1.7%
TOTAL GOVT. AGENCYS                         3.7%              3.5%
Temporary Cash Investments                  0.3%              0.7%
Other Assets and Liabilities               (0.2)%            --(1)

(1) Category is less than 0.05% of total net assets.

Share Price vs. Anticipated Value at Maturity (Investor Class)
Target 2020

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2020

SEPTEMBER 30, 2007

Principal Amount                                                        Value

Zero-Coupon U.S. Treasury Securities and Equivalents(1) - 96.2%
   $15,000,000  REFCORP STRIPS - COUPON, 6.36%, 1/15/19           $ 8,570,745
       306,000  Federal Judiciary, 5.27%, 2/15/19                     172,582
     2,000,000  STRIPS - COUPON, 5.07%, 2/15/19                     1,153,298
       258,000  REFCORP STRIPS - COUPON, 6.21%, 4/15/19               145,435
     1,000,000  STRIPS - COUPON, 5.26%, 5/15/19                       569,712
       339,000  Federal Judiciary, 5.67%, 8/15/19                     186,009
     1,000,000  STRIPS - COUPON, 5.26%, 8/15/19                       561,556
     6,000,000  STRIPS - PRINCIPAL, 4.91%, 8/15/19                  3,369,336
       630,000  REFCORP STRIPS - COUPON, 5.00%, 10/15/19              345,089
    14,000,000  STRIPS - COUPON, 5.09%, 11/15/19                    7,748,468
    14,674,000  REFCORP STRIPS - COUPON, 8.53%, 1/15/20             7,921,377
    13,500,000  STRIPS - COUPON, 5.66%, 2/15/20                     7,363,316
     7,299,000  REFCORP STRIPS - COUPON, 6.35%, 4/15/20             3,879,543
       396,000  AID (Israel), 5.91%, 5/15/20                          206,736
    21,188,000  STRIPS - COUPON, 5.82%, 5/15/20                    11,373,824
     4,000,000  STRIPS - PRINCIPAL, 5.61%, 5/15/20                  2,149,868
    32,918,000  REFCORP STRIPS - COUPON, 8.41%, 7/15/20            17,246,925
    52,144,000  REFCORP STRIPS - PRINCIPAL, 6.05%, 7/15/20         27,354,222
       115,000  Federal Judiciary, 6.19%, 8/15/20                      59,390
    25,135,000  STRIPS - COUPON, 5.75%, 8/15/20                    13,310,641
     3,500,000  STRIPS - PRINCIPAL, 6.21%, 8/15/20                  1,855,809
    13,091,000  REFCORP STRIPS - COUPON, 6.89%, 10/15/20            6,760,585
     3,000,000  REFCORP STRIPS - PRINCIPAL, 6.64%, 10/15/20         1,553,223
    30,907,000  STRIPS - COUPON, 6.60%, 11/15/20                   16,125,109

Principal Amount                                                        Value

   $36,789,000  REFCORP STRIPS - COUPON, 7.17%, 1/15/21          $ 18,749,477
    23,535,000  REFCORP STRIPS - PRINCIPAL, 5.82%, 1/15/21         12,028,338
       110,000  Federal Judiciary, 5.75%, 2/15/21                      55,224
    17,000,000  STRIPS - COUPON, 5.68%, 2/15/21                     8,760,151
    19,500,000  STRIPS - COUPON, 5.47%, 5/15/21                     9,911,460
     2,000,000  STRIPS - PRINCIPAL, 5.85%, 5/15/21                  1,017,912
     7,000,000  STRIPS - COUPON, 5.00%, 8/15/21                     3,509,289
     2,000,000  STRIPS - COUPON, 5.30%, 11/15/21                      988,892
    15,000,000  STRIPS - PRINCIPAL, 5.31%, 11/15/21                 7,426,920
                                                                 ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $175,341,357)                                               202,430,461
                                                                 ------------

Zero-Coupon U.S. Government
Agency Securities(1) - 3.7%
       535,000  FICO STRIPS - COUPON, 5.81%, 4/5/19                   298,110
        11,000  TVA STRIPS - COUPON, 5.66%, 5/1/19                      6,067
       708,000  FICO STRIPS - COUPON, 5.43%, 9/26/19                  381,354
         9,000  TVA STRIPS - COUPON, 5.70%, 11/1/19                     4,817
     6,250,000  FHLMC STRIPS - COUPON, 6.30%, 1/15/20               3,304,706
     7,683,000  Government Trust Certificates, 5.76%, 4/1/21        3,779,176
                                                                 ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $7,145,715)                                                   7,774,230
                                                                 ------------
Temporary Cash Investments - 0.3%

       656,000  FHLB Discount Notes,
                4.00%, 10/1/07(2)
(Cost $656,000)                                                       656,000
                                                                 ------------
TOTAL INVESTMENT
SECURITIES - 100.2%
(Cost $183,143,072)                                               210,860,691
                                                                 ------------
OTHER ASSETS AND
LIABILITIES - (0.2)%                                                (379,967)
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $210,480,724
                                                                 ============

------

Target 2020

Notes to Schedule of Investments

AID = Agency for International Development

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Target 2025

Total Returns as of September 30, 2007
                                           Average Annual Returns
                                                              Since    Inception
                              1 year   5 years   10 years   Inception     Date

INVESTOR CLASS                 2.25%    6.25%      9.01%      8.77%     2/15/96

FUND BENCHMARK(1)              2.59%    6.11%      9.38%    9.24%(2)       --

MERRILL LYNCH 10+ YEAR
TREASURY TOTAL
RETURN INDEX(3)                4.47%    4.47%      7.23%    7.30%(2)       --

Advisor Class                  1.97%    5.98%       --        7.07%      6/1/98

(1) The Investor Class benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when it was changed to an 11/15/25 STRIPS issue. The
Advisor Class benchmark has been 11/15/25 STRIPS issue since the class's inception.

(2) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2025

Lead Portfolio Managers: Seth Plunkett and Bob Gahagan
Macro Strategy Team Representative: Bob Gahagan

PERFORMANCE SUMMARY

Target 2025 returned 2.25%* for the twelve months ended September 30, 2007. By comparison, the fund's benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2025, returned 2.59%. It's worth noting that the fund's returns are reduced by operating expenses, while those of the benchmark
STRIPS issue are not.

The portfolio's absolute return reflected the performance of high-quality bonds in a period when most fixed-income sectors faced volatility, credit, and liquidity concerns; however, returns for long-term bonds were limited by worry about potential inflation down the road (see the Market Perspective on page
2). During the period, we added attractively valued STRIPS issues and higher-yielding government agency zero-coupon bonds.

MANAGEMENT CHANGE

In September 2007, we announced changes in our liquid markets team, which is responsible for security selection within the U.S. Treasury, agency, and derivatives markets in which Target 2025 invests. In the past, some team members had primary responsibility for one or more of the portfolios the group manages. Going forward, the entire team will be involved in collective decision-making across all of these portfolios. As part of these changes, portfolio manager Jeremy Fletcher left the company in September. The portfolios he managed were team-managed prior to his departure and should continue to benefit from the skills and experience of the present team.

PORTFOLIO STRATEGY

We continued to focus on our multi-layered investment process, which uses a consistent, repeatable framework that seeks to identify the best relative values among the universe of zero-coupon bonds in which Target 2025 invests.
This process led us in Target 2025 to swap some coupon STRIPS for principal
STRIPS and to trade among coupon-based STRIPS of different issue dates trading at more attractive relative values. In addition, we added select government agency zeroes with yields as much as 30 basis points (0.30%) higher than like-maturity Treasury STRIPS. The yield advantage from these trades should represent a significant boost to portfolio returns when compounded over time.

Holding higher-yielding government agency zeroes should help performance over long time periods, though it can be a source of underperformance in the short run if agency securities' prices fall more than Treasury STRIPS, as they did in the second quarter of the year. However, we got much of that underperformance back in recent months, when agency zeros outperformed
Treasury STRIPS.

Portfolio at a Glance
                                            As of            As of
                                           9/30/07          3/31/07
Anticipated Growth Rate
(Investor Class)                            4.54%            4.50%
Weighted Average
Maturity Date                              8/23/25          8/17/25
Anticipated Value at
Maturity (AVM)
(Investor Class)(1)                        $117.85          $116.91

(1) See graph on page 20.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.

------

Target 2025

OUTLOOK

Target 2025 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents. This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise.

As of September 30, "we saw a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," said Lead
Portfolio Manager and Macro Strategy Team Representative Bob Gahagan. "The
economic, market, and interest rate environment all look positive for high-quality bonds. That said, there's at least some concern in the marketplace that the Federal Reserve will err on the side of fighting recession, rather than inflation. That perception may limit returns for intermediate- and longer-term bonds, which are most susceptible to inflation risk over time."

"But regardless of the economic and market outlook," Gahagan continued, "our main focus remains on our investment approach -- a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities."

Types of Investments in Portfolio
                                          % of net          % of net
                                        assets as of      assets as of
                                           9/30/07          3/31/07
Treasury STRIPS                             43.5%            68.2%
REFCORP STRIPS                              42.1%            27.6%
TOTAL TREASURYS & EQUIVALENTS               85.6%            95.8%
Govt. Agency STRIPS                         14.2%             4.2%
Temporary Cash Investments                  0.4%              0.2%
Other Assets and Liabilities               (0.2)%            (0.2)%

Share Price vs. Anticipated Value at Maturity (Investor Class)
Target 2025

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2025

SEPTEMBER 30, 2007

Principal Amount                                                        Value

Zero-Coupon U.S. Treasury Securities
and Equivalents(1) - 85.6%
    $ 4,650,000  REFCORP STRIPS - COUPON, 6.56%, 1/15/24          $ 2,031,162
     10,000,000  STRIPS - COUPON, 5.45%, 2/15/24                    4,419,620
      1,560,000  REFCORP STRIPS - COUPON, 6.66%, 4/15/24              672,092
     12,000,000  STRIPS - COUPON, 5.06%, 5/15/24                    5,229,314
        926,000  REFCORP STRIPS - COUPON, 7.10%, 7/15/24              393,686
     13,000,000  STRIPS - COUPON, 5.52%, 8/15/24                    5,594,784
      3,184,000  REFCORP STRIPS - COUPON, 7.45%, 10/15/24           1,336,538
     11,800,000  STRIPS - COUPON, 5.45%, 11/15/24                   5,015,307
      8,600,000  STRIPS - PRINCIPAL, 5.53%, 11/15/24                3,667,453
     24,097,000  REFCORP STRIPS - COUPON, 6.37%, 1/15/25            9,987,098
     23,000,000  STRIPS - COUPON, 5.22%, 2/15/25                    9,654,227
     19,500,000  STRIPS - PRINCIPAL, 5.32%, 2/15/25                 8,212,893
     23,013,000  REFCORP STRIPS - COUPON, 6.56%, 4/15/25            9,417,127
     23,175,000  STRIPS - COUPON, 5.47%, 5/15/25                    9,606,918
     52,792,000  REFCORP STRIPS - COUPON, 5.63%, 7/15/25           21,354,100
     17,764,000  STRIPS - COUPON, 5.27%, 8/15/25                    7,285,123
     22,850,000  STRIPS - PRINCIPAL, 5.33%, 8/15/25                 9,403,643
     23,493,000  REFCORP STRIPS - COUPON, 6.57%, 10/15/25           9,388,249
     29,920,000  STRIPS - COUPON, 5.51%, 11/15/25                  12,118,318
     34,380,000  REFCORP STRIPS - COUPON, 6.61%, 1/15/26           13,581,406
     26,299,000  STRIPS - COUPON, 5.42%, 2/15/26                   10,538,614
        750,000  STRIPS - PRINCIPAL, 5.69%, 2/15/26                   302,162
     57,941,000  REFCORP STRIPS - COUPON, 5.93%, 4/15/26           22,641,026
     24,991,000  STRIPS - COUPON, 5.15%, 5/15/26                    9,908,607
     31,767,000  REFCORP STRIPS - COUPON, 7.29%, 7/15/26           12,249,641

Principal Amount                                                        Value

    $20,600,000  STRIPS - COUPON, 5.30%, 8/15/26                  $ 8,051,984
     11,739,000  REFCORP STRIPS - COUPON, 7.35%, 10/15/26           4,472,336
      5,000,000  STRIPS - COUPON, 5.75%, 11/15/26                   1,933,800
                                                                 ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $193,607,756)                                               218,467,228
                                                                 ------------

Zero-Coupon U.S. Government
Agency Securities(1) - 14.2%
      4,664,000  FNMA STRIPS - COUPON, 5.73%, 1/15/24               1,969,648
         10,000  FNMA STRIPS - COUPON, 6.14%, 4/8/24                    4,163
      1,000,000  TVA STRIPS - COUPON, 6.58%, 5/1/24                   414,967
         42,000  FHLMC STRIPS - COUPON, 5.45%, 9/15/24                 17,074
     20,725,000  FNMA STRIPS - COUPON, 5.65%, 11/15/24              8,348,796
        247,000  FNMA STRIPS - COUPON, 5.30%, 1/15/25                  98,601
      8,593,000  FHLMC STRIPS - COUPON, 5.18%, 3/15/25              3,398,944
      1,193,000  FHLMC STRIPS - COUPON, 5.42%, 3/15/25                471,877
      5,345,000  FNMA STRIPS - COUPON, 5.94%, 3/23/25               2,113,365
      1,838,000  FNMA STRIPS - COUPON, 5.11%, 5/15/25                 720,399
        162,000  FHLMC STRIPS - COUPON, 5.29%, 9/15/25                 62,453
        511,000  FHLMC STRIPS - COUPON, 5.29%, 9/15/25                196,997
      1,162,000  TVA STRIPS - COUPON, 6.08%, 11/1/25                  445,506
      9,188,000  TVA STRIPS - PRINCIPAL, 5.70%, 11/1/25             3,540,091
     15,228,000  FNMA STRIPS - COUPON, 5.74%, 11/15/25              5,818,482
     10,000,000  FHLMC STRIPS - COUPON, 5.35%, 12/11/25             3,808,210
        841,000  FNMA STRIPS - COUPON, 5.10%, 1/15/26                 318,900
     12,013,000  FHLMC STRIPS - COUPON, 5.71%, 3/15/26              4,520,227
                                                                 ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $34,849,468)                                                 36,268,700
                                                                 ------------

------

Target 2025

Principal Amount                                                        Value

Temporary Cash Investments - 0.4%

      $ 945,000  FHLB Discount Notes,
                 4.00%, 10/1/07(2)
(Cost $945,000)                                                     $ 945,000
                                                                 ------------
TOTAL INVESTMENT
SECURITIES - 100.2%
(Cost $229,402,224)                                               255,680,928
                                                                 ------------
OTHER ASSETS AND
LIABILITIES - (0.2)%                                                (614,432)
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $255,066,496
                                                                 ============

Notes to Schedule of Investments

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                                        Ending      Expenses Paid
                       Beginning       Account     During Period*    Annualized
                     Account Value      Value         4/1/07 -         Expense
                         4/1/07        9/30/07         9/30/07         Ratio*
Target 2010

ACTUAL

Investor Class           $1,000       $1,034.10         $2.91           0.57%

Advisor Class            $1,000       $1,032.80         $4.18           0.82%

HYPOTHETICAL

Investor Class           $1,000       $1,022.21         $2.89           0.57%

Advisor Class            $1,000       $1,020.96         $4.15           0.82%

Target 2015

ACTUAL

Investor Class           $1,000       $1,030.40         $2.90           0.57%

Advisor Class            $1,000       $1,029.00         $4.17           0.82%

HYPOTHETICAL

Investor Class           $1,000       $1,022.21         $2.89           0.57%

Advisor Class            $1,000       $1,020.96         $4.15           0.82%

Target 2020

ACTUAL

Investor Class           $1,000       $1,022.60         $2.89           0.57%

Advisor Class            $1,000       $1,021.40         $4.16           0.82%

HYPOTHETICAL

Investor Class           $1,000       $1,022.21         $2.89           0.57%

Advisor Class            $1,000       $1,020.96         $4.15           0.82%

Target 2025

ACTUAL

Investor Class           $1,000       $1,022.10         $2.89           0.57%

Advisor Class            $1,000       $1,020.80         $4.15           0.82%

HYPOTHETICAL

Investor Class           $1,000       $1,022.21         $2.89           0.57%

Advisor Class            $1,000       $1,020.96         $4.15           0.82%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007
                          Target 2010    Target 2015    Target 2020    Target 2025
ASSETS

Investment
securities, at value
(cost of
$250,805,746,
$204,200,335,
$183,143,072
and $229,402,224,
respectively)            $257,944,950   $237,270,607   $210,860,691   $255,680,928

Cash                        2,012,205        269,991             --             --
                         ------------   ------------   ------------   ------------
                          259,957,155    237,540,598    210,860,691    255,680,928
                         ------------   ------------   ------------   ------------
LIABILITIES

Disbursements
in excess of demand
deposit cash                       --             --        278,411        487,444

Accrued
management fees               118,188        108,208         96,882        115,142

Distribution fees
payable                         1,811          1,816          2,337          5,923

Service fees payable            1,811          1,816          2,337          5,923
                         ------------   ------------   ------------   ------------
                              121,810        111,840        379,967        614,432
                         ------------   ------------   ------------   ------------

NET ASSETS               $259,835,345   $237,428,758   $210,480,724   $255,066,496
                         ============   ============   ============   ============
NET ASSETS
CONSIST OF:

Capital paid in          $242,150,747   $197,231,872   $171,700,840   $229,611,074

Undistributed net
investment income           7,513,059      7,994,535      7,010,670     10,164,885

Accumulated
undistributed
net realized
gain (loss) on
investment
transactions                3,032,335      (867,921)      4,051,595   (10,988,167)

Net unrealized
appreciation on
investments                 7,139,204     33,070,272     27,717,619     26,278,704
                         ------------   ------------   ------------   ------------
                         $259,835,345   $237,428,758   $210,480,724   $255,066,496
                         ============   ============   ============   ============

INVESTOR CLASS

Net assets               $250,527,166   $227,922,875   $199,657,636   $226,357,627

Shares outstanding          2,630,883      2,786,718      3,270,100      4,291,632

Net asset value per
share                          $95.23         $81.79         $61.06         $52.74

ADVISOR CLASS

Net assets                 $9,308,179     $9,505,883    $10,823,088    $28,708,869

Shares outstanding             99,864        118,586        181,090        556,724

Net asset value per
share                          $93.21         $80.16         $59.77         $51.57

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2007
                          Target 2010    Target 2015    Target 2020    Target 2025
INVESTMENT INCOME (LOSS)

INCOME:

Interest                  $11,459,928    $11,821,740    $10,686,083    $15,537,627
                         ------------   ------------   ------------   ------------

EXPENSES:

Management fees             1,252,898      1,181,690      1,121,822      1,690,712

Distribution
fees --
Advisor Class                  17,761         14,491         27,640         64,420

Service fees --
Advisor Class                  17,761         14,491         27,640         64,420

Trustees' fees
and expenses                   16,026         15,064         14,579         23,145

Other expenses                    229            213            215            835
                         ------------   ------------   ------------   ------------
                            1,304,675      1,225,949      1,191,896      1,843,532
                         ------------   ------------   ------------   ------------
NET INVESTMENT INCOME
(LOSS)                     10,155,253     10,595,791      9,494,187     13,694,095
                         ------------   ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)

Net realized
gain (loss)
on investment
transactions                3,082,532        392,362      4,065,760    (7,208,337)

Change in net
unrealized
appreciation
(depreciation) on
investments                 (935,803)      (722,995)    (8,202,279)    (1,888,396)
                         ------------   ------------   ------------   ------------

NET REALIZED
AND UNREALIZED GAIN
(LOSS)                      2,146,729      (330,633)    (4,136,519)    (9,096,733)
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                $12,301,982    $10,265,158    $ 5,357,668    $ 4,597,362
                         ============   ============   ============   ============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 2007 AND SEPTEMBER 30, 2006
Increase (Decrease)
in
Net Assets                               Target 2010                   Target 2015
                                 2007           2006           2007           2006

OPERATIONS

Net investment income
(loss)                   $ 10,155,253   $ 10,055,609   $ 10,595,791    $ 9,755,118

Net realized
gain (loss)                 3,082,532        687,738        392,362    (1,074,995)

Change in net
unrealized
appreciation
(depreciation)              (935,803)    (5,489,122)      (722,995)    (4,263,214)
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in
net assets
resulting from
operations                 12,301,982      5,254,225     10,265,158      4,416,909
                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class           (9,848,654)    (9,466,454)    (9,718,516)    (8,774,124)

 Advisor Class              (302,156)      (286,617)      (209,485)       (49,879)

From net
realized gains:

 Investor Class             (545,451)    (1,085,656)             --    (1,745,004)

 Advisor Class               (17,668)       (34,835)             --       (10,523)
                         ------------   ------------   ------------   ------------
Decrease in net
assets from
distributions            (10,713,929)   (10,873,562)    (9,928,001)   (10,579,530)
                         ------------   ------------   ------------   ------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in
net assets
from capital share
transactions               36,606,618      9,769,916     37,404,505      4,862,627

NET INCREASE
(DECREASE) IN
NET ASSETS                 38,194,671      4,150,579     37,741,662    (1,299,994)

NET ASSETS

Beginning of period       221,640,674    217,490,095    199,687,096    200,987,090
                         ------------   ------------   ------------   ------------

End of period            $259,835,345   $221,640,674   $237,428,758   $199,687,096
                         ============   ============   ============   ============

Undistributed net
investment income          $7,513,059     $7,508,616     $7,994,535     $7,326,745
                        ============   ============   ============   ============

See Notes to Financial Statements.

------

YEARS ENDED SEPTEMBER 30, 2007 AND SEPTEMBER 30, 2006
                                         Target 2020                   Target 2025
Increase (Decrease)
in
Net Assets                       2007           2006           2007           2006

OPERATIONS

Net investment income
(loss)                    $ 9,494,187    $ 8,516,447   $ 13,694,095   $ 11,917,016

Net realized
gain (loss)                 4,065,760      1,091,738    (7,208,337)    (3,222,778)

Change in net
unrealized
appreciation
(depreciation)            (8,202,279)    (6,348,250)    (1,888,396)    (1,610,317)
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in
net assets
resulting from
operations                  5,357,668      3,259,935      4,597,362      7,083,921
                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class           (8,398,707)    (7,728,442)   (12,236,012)    (6,038,220)

 Advisor Class              (464,362)      (467,740)    (1,029,398)      (277,662)

From net
realized gains:

 Investor Class             (926,281)    (1,710,235)             --    (1,591,406)

 Advisor Class               (54,308)      (109,887)             --       (80,580)
                         ------------   ------------   ------------   ------------
Decrease in net
assets from
distributions             (9,843,658)   (10,016,304)   (13,265,410)    (7,987,868)
                         ------------   ------------   ------------   ------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in
net assets
from capital share
transactions               13,990,611     17,904,725   (64,126,474)    131,366,889
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN
NET ASSETS                  9,504,621     11,148,356   (72,794,522)    130,462,942
                         ------------   ------------   ------------   ------------

NET ASSETS

Beginning of period       200,976,103    189,827,747    327,861,018    197,398,076
                         ------------   ------------   ------------   ------------

End of period            $210,480,724   $200,976,103   $255,066,496   $327,861,018
                         ============   ============   ============   ============
Undistributed net
investment income          $7,010,670     $6,379,505    $10,164,885     $9,736,200
                        ============   ============   ============   ============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. The trust is composed of the following series: Target 2010 Fund (Target 2010), Target 2015 Fund (Target 2015), Target
2020 Fund (Target 2020), and Target 2025 Fund (Target 2025) (collectively, the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest return consistent with investment in U.S. Treasury securities and their equivalents and may invest up to 20% of its assets in
AAA-rated zero-coupon U.S. government agency securities. Each fund will be liquidated near the end of its target maturity year. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REVERSE SHARE SPLITS -- The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per-share amount of the annual dividend and capital gain distribution, if any. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2425% to 0.3600% and the rates for the
Complex Fee (Investor Class) range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee for the funds for the year ended September 30, 2007 was
0.56% and 0.31% for the Investor Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended September 30, 2007, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
September 30, 2007, were as follows:

                           Target 2010  Target 2015    Target 2020    Target 2025

Purchases                 $102,633,686  $70,367,706   $101,953,589    $90,321,572

Proceeds from sales        $80,965,393  $45,339,789    $99,649,370   $171,787,496

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                           Year ended                   Year ended
                                   September 30, 2007           September 30, 2006
                               Shares          Amount        Shares         Amount
Target 2010

INVESTOR CLASS

Sold                        1,023,439    $ 95,210,860       606,796   $ 53,263,268

Issued in reinvestment
of distributions              117,357      10,138,460       123,096     10,282,545

Redeemed                    (784,978)    (72,147,184)     (607,987)   (53,396,829)

Reverse share split         (120,169)              --     (126,165)             --
                          -----------   -------------   -----------   ------------
                              235,649      33,202,136       (4,260)     10,148,984
                          -----------   -------------   -----------   ------------
ADVISOR CLASS

Sold                           64,053       5,814,921        32,486      2,801,538

Issued in reinvestment
of distributions                3,136         266,126         3,083        253,571

Redeemed                     (29,533)     (2,676,565)      (39,738)    (3,434,177)

Reverse share split           (3,738)              --       (3,869)             --
                          -----------   -------------   -----------   ------------
                               33,918       3,404,482       (8,038)      (379,068)
                          -----------   -------------   -----------   ------------
Net increase (decrease)       269,567    $ 36,606,618      (12,298)    $ 9,769,916
                          ===========   =============   ===========   ============

Target 2015

INVESTOR CLASS

Sold                        1,206,887    $ 96,077,771       665,227   $ 49,913,501

Issued in reinvestment
of distributions              115,329       8,645,080       134,061      9,595,733

Redeemed                    (947,386)    (74,413,057)     (745,636)   (55,639,212)

Reverse share split         (128,955)              --     (146,287)             --
                          -----------   -------------   -----------   ------------
                              245,875      30,309,794      (92,635)      3,870,022
                          -----------   -------------   -----------   ------------
ADVISOR CLASS

Sold                          100,735       7,837,539        26,908      1,983,383

Issued in reinvestment
of distributions                2,000         147,481           782         55,161

Redeemed                     (11,477)       (890,309)      (14,052)    (1,045,939)

Reverse share split           (2,801)              --         (852)             --
                          -----------   -------------   -----------   ------------
                               88,457       7,094,711        12,786        992,605
                          -----------   -------------   -----------   ------------
Net increase (decrease)       334,332    $ 37,404,505      (79,849)    $ 4,862,627
                          ===========   =============   ===========   ============
Target 2020

INVESTOR CLASS

Sold                        2,083,071   $ 124,927,643     1,253,565   $ 71,277,026

Issued in reinvestment
of distributions              157,015       8,945,099       164,097      8,955,727

Redeemed                  (2,064,998)   (122,216,420)   (1,076,735)   (61,121,477)

Reverse share split         (163,359)              --     (172,471)             --
                          -----------   -------------   -----------   ------------
                               11,729      11,656,322       168,456     19,111,276
                          -----------   -------------   -----------   ------------

ADVISOR CLASS

Sold                          133,286       7,738,555       121,284      6,723,726

Issued in reinvestment
of distributions                7,015         392,627         9,591        516,072

Redeemed                     (99,120)     (5,796,893)     (153,507)    (8,446,349)

Reverse share split           (9,161)              --      (10,677)             --
                          -----------   -------------   -----------   ------------
                               32,020       2,334,289      (33,309)    (1,206,551)
                          -----------   -------------   -----------   ------------
Net increase (decrease)        43,749    $ 13,990,611       135,147   $ 17,904,725
                          ===========   =============   ===========   ============

------

                                          Year ended                    Year ended
                                  September 30, 2007            September 30, 2006
                              Shares          Amount        Shares          Amount
Target 2025

INVESTOR CLASS

Sold                       3,039,320   $ 157,087,180     5,315,060   $ 262,909,268

Issued in
reinvestment of
distributions                223,367      11,166,145       142,226       6,942,134

Redeemed                 (4,666,650)   (240,177,935)   (3,108,140)   (153,469,711)

Reverse share split        (243,843)              --     (155,840)              --
                         -----------   -------------   -----------   -------------
                         (1,647,806)    (71,924,610)     2,193,306     116,381,691
                         -----------   -------------   -----------   -------------

ADVISOR CLASS

Sold                         328,648      16,627,500       432,887      20,930,005

Issued in
reinvestment of
distributions                 18,397         902,573         6,691         321,387
Redeemed                   (193,198)     (9,731,937)     (129,389)     (6,266,194)

Reverse share split         (20,875)              --       (7,434)              --
                         -----------   -------------   -----------   -------------
                             132,972       7,798,136       302,755      14,985,198
                         -----------   -------------   -----------   -------------
Net increase
(decrease)               (1,514,834)  $ (64,126,474)     2,496,061   $ 131,366,889
                         ===========   =============   ===========   =============

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc. (ACGIM), have a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended September 30, 2007.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended September 30,
2007 and September 30, 2006 were as follows:

                                             Target 2010               Target 2015
                                       2007         2006         2007         2006
DISTRIBUTIONS PAID FROM

Ordinary income                 $10,150,810   $9,753,071   $9,928,001   $8,846,285

Long-term capital gains            $563,119   $1,120,491           --   $1,733,245

                                             Target 2020               Target 2025
                                       2007         2006          2007        2006
DISTRIBUTIONS PAID FROM

Ordinary income                  $8,863,069   $8,360,748   $13,265,410  $7,113,445

Long-term capital gains            $980,589   $1,655,556            --    $874,423

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------

As of September 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                          Target 2010    Target 2015    Target 2020    Target 2025
Federal tax cost of
investments              $250,820,022   $204,362,139   $183,217,225   $230,141,033
                         ============   ============   ============   ============
Gross tax
appreciation of
investments                $7,184,872    $33,018,354    $27,673,359    $25,736,996

Gross tax
depreciation
of investments               (59,944)      (109,886)       (29,893)      (197,101)
                         ------------   ------------   ------------   ------------
Net tax appreciation
(depreciation)
of investments             $7,124,928    $32,908,468    $27,643,466    $25,539,895
                         ============   ============   ============   ============
Undistributed
ordinary income            $7,513,059     $7,994,535     $7,010,670    $10,164,885

Accumulated
long-term gains            $3,046,611             --     $4,125,748             --

Accumulated capital
losses                             --     $(706,117)             --   $(1,945,492)

Capital loss deferrals             --             --             --   $(8,303,866)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                            2014           2015
Target 2015                  --         $(706,117)
Target 2025              $(103,458)    $(1,842,034)

The capital loss deferrals represent net capital losses incurred in the eleven-month period ended September 30, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

8. OTHER TAX INFORMATION (UNAUDITED)

The funds hereby designate long-term capital gains distributions for the fiscal year ended September 30, 2007, as follows:

    Target 2010         Target 2015      Target 2020      Target 2025
      $563,119              --            $980,589             --

------

9. CORPORATE EVENT

On July 27, 2007 and August 24, 2007, the Advisor Class shareholders of the funds approved a change to the class's fee structure. The change was approved by the Board of Trustees on December 8, 2006. The change is expected to be effective December 3, 2007.

------

FINANCIAL HIGHLIGHTS
Target 2010

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $90.10     $87.97    $86.70     $84.49     $81.12
                                -------    -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income(1)                         4.15       4.04      3.85       3.65       3.45

 Net Realized and
 Unrealized Gain (Loss)            0.98     (1.91)    (2.58)     (1.44)     (0.08)
                                -------    -------   -------    -------    -------
 Total From
 Investment Operations             5.13       2.13      1.27       2.21       3.37
                                -------    -------   -------    -------    -------
Distributions

 From Net
 Investment Income               (4.29)     (3.85)    (3.86)     (3.94)     (3.46)

 From Net Realized Gains         (0.24)     (0.44)    (1.58)     (4.52)     (2.20)
                                -------    -------   -------    -------    -------
 Total Distributions             (4.53)     (4.29)    (5.44)     (8.46)     (5.66)
                                -------    -------   -------    -------    -------
Reverse Share Split                4.53       4.29      5.44       8.46       5.66
                                -------    -------   -------    -------    -------
Net Asset Value,
End of Period                    $95.23     $90.10    $87.97     $86.70     $84.49
                                =======    =======   =======    =======    =======

TOTAL RETURN(2)                   5.69%      2.42%     1.47%      2.62%      4.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.57%      0.57%     0.58%      0.58%      0.59%

Ratio of Net Investment
Income to Average
Net Assets                        4.52%      4.60%     4.39%      4.32%      4.21%

Portfolio Turnover Rate             36%        23%       22%        15%        45%

Net Assets, End of Period
(in thousands)                 $250,527   $215,810  $211,088   $215,621   $262,825

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Target 2010

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
                                     2007       2006      2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $88.41     $86.54    $85.50    $83.53    $80.41
                                  -------    -------   -------   -------   -------
Income From
Investment Operations

 Net Investment
 Income(1)                           3.85       3.75      3.57      3.39      3.21

 Net Realized and
 Unrealized Gain (Loss)              0.95     (1.88)    (2.53)    (1.42)    (0.09)
                                  -------    -------   -------   -------   -------
 Total From
 Investment Operations               4.80       1.87      1.04      1.97      3.12
                                  -------    -------   -------   -------   -------
Distributions

 From Net
 Investment Income                 (4.06)     (3.63)    (3.64)    (3.72)    (3.27)

 From Net Realized Gains           (0.24)     (0.44)    (1.58)    (4.52)    (2.20)
                                  -------    -------   -------   -------   -------
 Total Distributions               (4.30)     (4.07)    (5.22)    (8.24)    (5.47)
                                  -------    -------   -------   -------   -------
Reverse Share Split                  4.30       4.07      5.22      8.24      5.47
                                  -------    -------   -------   -------   -------
Net Asset Value,
End of Period                      $93.21     $88.41    $86.54    $85.50    $83.53
                                  =======    =======   =======   =======   =======

TOTAL RETURN(2)                     5.43%      2.16%     1.21%     2.36%     3.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                          0.82%      0.82%     0.83%     0.83%     0.84%

Ratio of Net Investment Income
to Average
Net Assets                          4.27%      4.35%     4.14%     4.07%     3.96%

Portfolio Turnover Rate               36%        23%       22%       15%       45%

Net Assets, End of
Period (in thousands)              $9,308     $5,830    $6,402    $5,096    $3,591

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Target 2015

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $77.69     $75.83    $72.10     $67.58     $64.60
                                -------    -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income(1)                         3.95       3.70      3.49       3.35       3.09

 Net Realized and
 Unrealized Gain (Loss)            0.15     (1.84)      0.24       1.17     (0.11)
                                -------    -------   -------    -------    -------
 Total From
 Investment Operations             4.10       1.86      3.73       4.52       2.98
                                -------    -------   -------    -------    -------
Distributions

 From Net
 Investment Income               (3.82)     (3.29)    (3.21)     (3.64)     (2.84)

 From Net Realized Gains             --     (0.65)    (1.33)     (2.19)     (0.16)
                                -------    -------   -------    -------    -------
 Total Distributions             (3.82)     (3.94)    (4.54)     (5.83)     (3.00)
                                -------    -------   -------    -------    -------
Reverse Share Split                3.82       3.94      4.54       5.83       3.00
                                -------    -------   -------    -------    -------
Net Asset Value,
End of Period                    $81.79     $77.69    $75.83     $72.10     $67.58
                                =======    =======   =======    =======    =======

TOTAL RETURN(2)                   5.28%      2.46%     5.18%      6.69%      4.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.57%      0.57%     0.58%      0.58%      0.59%

Ratio of Net Investment
Income to Average
Net Assets                        5.01%      4.94%     4.68%      4.92%      4.72%

Portfolio Turnover Rate             21%        15%        9%        12%        17%

Net Assets, End of Period
(in thousands)                 $227,923   $197,387  $199,692   $156,287   $149,266

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Target 2015

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
                                  2007       2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                       $76.33     $74.68     $71.19     $66.89     $64.10
                               -------    -------    -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income(1)                        3.70       3.47       3.26       3.15       2.93

 Net Realized and
 Unrealized Gain (Loss)           0.13     (1.82)       0.23       1.15     (0.14)
                               -------    -------    -------    -------    -------
 Total From
 Investment Operations            3.83       1.65       3.49       4.30       2.79
                               -------    -------    -------    -------    -------
Distributions

 From Net
 Investment Income              (3.63)     (3.10)     (3.02)     (3.47)     (2.69)

 From Net
 Realized Gains                     --     (0.65)     (1.33)     (2.19)     (0.16)
                               -------    -------    -------    -------    -------
 Total Distributions            (3.63)     (3.75)     (4.35)     (5.66)     (2.85)
                               -------    -------    -------    -------    -------
Reverse Share Split               3.63       3.75       4.35       5.66       2.85
                               -------    -------    -------    -------    -------
Net Asset Value,
End of Period                   $80.16     $76.33     $74.68     $71.19     $66.89
                               =======    =======    =======    =======    =======

TOTAL RETURN(2)                  5.01%      2.21%      4.90%      6.43%      4.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                       0.82%      0.82%      0.83%      0.83%      0.84%

Ratio of Net Investment
Income to Average
Net Assets                       4.76%      4.69%      4.43%      4.67%      4.47%

Portfolio Turnover Rate            21%        15%         9%        12%        17%

Net Assets, End of Period
(in thousands)                  $9,506     $2,300     $1,295       $876       $498

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Target 2020

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $59.03     $58.06    $52.32     $48.19     $46.23
                                -------    -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income(1)                         2.78       2.64      2.46       2.34       2.19

 Net Realized and
 Unrealized Gain (Loss)          (0.75)     (1.67)      3.28       1.79     (0.23)
                                -------    -------   -------    -------    -------
 Total From
 Investment Operations             2.03       0.97      5.74       4.13       1.96
                                -------    -------   -------    -------    -------
Distributions

 From Net
 Investment Income               (2.62)     (2.49)    (2.38)     (2.47)     (2.13)

 From Net Realized Gains         (0.29)     (0.55)    (0.97)     (2.63)     (3.37)
                                -------    -------   -------    -------    -------
 Total Distributions             (2.91)     (3.04)    (3.35)     (5.10)     (5.50)
                                -------    -------   -------    -------    -------
Reverse Share Split                2.91       3.04      3.35       5.10       5.50
                                -------    -------   -------    -------    -------
Net Asset Value,
End of Period                    $61.06     $59.03    $58.06     $52.32     $48.19
                                =======    =======   =======    =======    =======

TOTAL RETURN(2)                   3.44%      1.66%    10.97%      8.57%      4.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.57%      0.57%     0.58%      0.57%      0.59%

Ratio of Net
Investment Income
to Average Net Assets             4.68%      4.65%     4.38%      4.83%      4.68%

Portfolio Turnover Rate             49%        15%       10%        26%        45%

Net Assets, End of Period
(in thousands)                 $199,658   $192,341  $179,410   $173,662   $180,656

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Target 2020

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
                                   2007       2006        2005      2004       2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                           $57.93     $57.12      $51.60    $47.65     $45.83
                                -------    -------     -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income(1)                         2.58       2.45        2.29      2.18       2.06

 Net Realized and
 Unrealized Gain (Loss)          (0.74)     (1.64)        3.23      1.77     (0.24)
                                -------    -------     -------   -------    -------
 Total From
 Investment Operations             1.84       0.81        5.52      3.95       1.82
                                -------    -------     -------   -------    -------
Distributions

 From Net
 Investment Income               (2.47)     (2.35)      (2.25)    (2.35)     (2.02)

 From Net Realized Gains         (0.29)     (0.55)      (0.97)    (2.63)     (3.37)
                                -------    -------     -------   -------    -------
 Total Distributions             (2.76)     (2.90)      (3.22)    (4.98)     (5.39)
                                -------    -------     -------   -------    -------
Reverse Share Split                2.76       2.90        3.22      4.98       5.39
                                -------    -------     -------   -------    -------
Net Asset Value,
End of Period                    $59.77     $57.93      $57.12    $51.60     $47.65
                                =======    =======     =======   =======    =======

TOTAL RETURN(2)                   3.18%      1.42%      10.70%     8.29%      3.97%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.82%      0.82%       0.83%     0.83%      0.84%

Ratio of Net Investment
Income to Average
Net Assets                        4.43%      4.40%       4.13%     4.57%      4.43%

Portfolio Turnover Rate             49%        15%         10%       26%        45%

Net Assets, End of Period (in
thousands)                      $10,823     $8,635     $10,417    $4,073     $3,048

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Target 2025

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
                                    2007       2006      2005      2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $51.59     $51.07    $43.80    $39.67     $38.95
                                 -------    -------   -------   -------    -------
Income From
Investment Operations

 Net Investment Income(1)           2.28       2.16      1.99      1.90       1.79

 Net Realized and
 Unrealized Gain (Loss)           (1.13)     (1.64)      5.28      2.23     (1.07)
                                 -------    -------   -------   -------    -------
 Total From
 Investment Operations              1.15       0.52      7.27      4.13       0.72
                                 -------    -------   -------   -------    -------
Distributions

 From Net
 Investment Income                (2.26)     (1.34)    (2.54)    (2.08)     (2.06)

 From Net Realized Gains              --     (0.35)    (6.03)    (2.17)     (2.36)
                                 -------    -------   -------   -------    -------
 Total Distributions              (2.26)     (1.69)    (8.57)    (4.25)     (4.42)
                                 -------    -------   -------   -------    -------
Reverse Share Split                 2.26       1.69      8.57      4.25       4.42
                                 -------    -------   -------   -------    -------
Net Asset Value,
End of Period                     $52.74     $51.59    $51.07    $43.80     $39.67
                                 =======    =======   =======   =======    =======

TOTAL RETURN(2)                    2.25%      1.02%    16.61%    10.41%      1.85%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                         0.57%      0.57%     0.58%     0.58%      0.59%

Ratio of Net Investment
Income to Average
Net Assets                         4.43%      4.40%     4.05%     4.74%      4.64%

Portfolio Turnover Rate              29%        13%       26%       24%        22%

Net Assets, End of Period
(in thousands)                  $226,358   $306,433  $191,326   $92,440   $151,701

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Target 2025

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
                                   2007       2006        2005      2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                           $50.57     $50.18      $43.14    $39.18    $38.56
                                -------    -------     -------   -------   -------
Income From
Investment Operations

 Net Investment Income(1)          2.11       2.00        1.84      1.76      1.68

 Net Realized and
 Unrealized Gain (Loss)          (1.11)     (1.61)        5.20      2.20    (1.06)
                                -------    -------     -------   -------   -------
 Total From
 Investment Operations             1.00       0.39        7.04      3.96      0.62
                                -------    -------     -------   -------   -------
Distributions

 From Net
 Investment Income               (2.13)     (1.21)      (2.43)    (1.97)    (1.97)

 From Net Realized Gains             --     (0.35)      (6.03)    (2.17)    (2.36)
                                -------    -------     -------   -------   -------
 Total Distributions             (2.13)     (1.56)      (8.46)    (4.14)    (4.33)
                                -------    -------     -------   -------   -------
Reverse Share Split                2.13       1.56        8.46      4.14      4.33
                                -------    -------     -------   -------   -------
Net Asset Value,
End of Period                    $51.57     $50.57      $50.18    $43.14    $39.18
                                =======    =======     =======   =======   =======

TOTAL RETURN(2)                   1.97%      0.77%      16.33%    10.11%     1.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.82%      0.82%       0.83%     0.83%     0.84%

Ratio of Net Investment
Income to Average
Net Assets                        4.18%      4.15%       3.80%     4.49%     4.39%

Portfolio Turnover Rate             29%        13%         26%       24%       22%

Net Assets, End of Period (in
thousands)                      $28,709    $21,428      $6,072      $578      $595

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Target Maturities Trust and
Shareholders of the Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, and
Target 2025 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target 2010
Fund, Target 2015 Fund, Target 2020 Fund, and Target 2025 Fund (constituting the American Century Target Maturities Trust, the "Funds") at September 30,
2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
November 19, 2007

------

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007 and August 24,
2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Target Maturities Trust or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Trustees to the Board of Trustees of American Century Target
Maturities Trust (the proposal was voted on by all shareholders of funds issued by American Century Target Maturities Trust).

Jonathan S. Thomas      For:                733,295,097
                        Withhold:            16,692,267
                        Abstain:                      0
                        Broker Non-Vote:              0

John Freidenrich        For:                733,394,650
                        Withhold:            16,592,714
                        Abstain:                      0
                        Broker Non-Vote:              0

Ronald J. Gilson        For:                733,666,216
                        Withhold:            16,321,148
                        Abstain:                      0
                        Broker Non-Vote:              0

Kathryn A. Hall         For:                734,097,215
                        Withhold:            15,890,149
                        Abstain:                      0
                        Broker Non-Vote:              0

Peter F. Pervere        For:                732,990,585
                        Withhold:            16,996,779
                        Abstain:                      0
                        Broker Non-Vote:              0

Myron S. Scholes        For:                733,253,610
                        Withhold:            16,733,754
                        Abstain:                      0
                        Broker Non-Vote:              0

John B. Shoven          For:                733,925,217
                        Withhold:            16,062,147
                        Abstain:                      0
                        Broker Non-Vote:              0

Jeanne D. Wohlers       For:                733,584,383
                        Withhold:            16,402,981
                        Abstain:                      0
                        Broker Non-Vote:              0

------

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the following funds:

                      Target 2010   Target 2015   Target 2020   Target 2025
For:                    2,900,441     2,133,741     5,553,614    13,769,563
Against:                  190,509       209,491       269,282       972,297
Abstain:                   78,921        72,718       578,289       887,100
Broker Non-Vote:          387,677       510,885     1,835,400     4,794,255

------

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the funds' principal underwriter, American Century
Investment Services, Inc. (ACIS); and the funds' transfer agent, American
Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------

APPROVAL OF MANAGEMENT AGREEMENTS
Target 2010, Target 2015, Target 2020 and Target 2025

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Target 2010, Target 2015, Target 2020 and
Target 2025 (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

------

to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance information presented to the Directors showed that each fund's performance was above its respective benchmark for both the one- and three-year periods.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

------

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to the funds' shareholders was equal to the total expense ratio of their respective peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the funds: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectus contains additional information regarding eligibility for Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITION

INDEX DEFINITION

The following index is used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. It is not an investment product available for purchase.

The MERRILL LYNCH 10+ YEAR TREASURY TOTAL RETURN INDEX measures the total return performance of U.S. Treasury bonds with outstanding par values of at least $15 million and maturity ranges of at least 10 years.

FUND BENCHMARKS

The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

The benchmark for the Target 2010 fund is the 11/15/10 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2010.

The benchmark for the Target 2015 fund is the 11/15/15 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2015.

The benchmark for the Target 2020 fund is the 11/15/20 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2020.

The benchmark for the Target 2025 fund, from inception through January 1998, was the 8/15/25 STRIPS ISSUE, a zero-coupon Treasury bond that matures August
15, 2025. Thereafter, the benchmark was changed to the 11/15/25 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2025.

------

NOTES

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY TARGET MATURITIES TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-ANN-56800S

ITEM 2. CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior  Financial  Officers that applies to the registrant's  principal  executive  officer,  principal financial officer,  principal  accounting  officer,  and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial  Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation  Portfolios,  Inc.'s
     Annual Certified  Shareholder Report on Form N-CSR, File No. 811-21591,  on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)  The  registrant's  board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)  Peter F.  Pervere,  Jeanne  D.  Wohlers  and  Ronald J.  Gilson  are the
        registrant's  designated  audit committee  financial  experts.  They are
        "independent" as defined in Item 3 of Form N-CSR.

(a)(3)  Not applicable.

(b)     No response required.

(c)     No response required.

(d)     No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

        FY 2006:  $83,187
        FY 2007:  $87,602

(b)     Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

        For services rendered to the registrant:

        FY 2006:  $0
        FY 2007:  $0

        Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
        2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

        FY 2006:  $0
        FY 2007:  $0

(c)     Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

        For services rendered to the registrant:

        FY 2006:  $24,732
        FY 2007:  $0

        The services for 2006 included review of federal and state income tax forms and federal excise tax forms.

        Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
        2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

        FY 2006:  $0
        FY 2007:  $0

(d)     All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

        For services rendered to the registrant:

        FY 2006:  $0
        FY 2007:  $0

        Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
        2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

        FY 2006:  $0
        FY 2007:  $0

(e)(1)  In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
        S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
        2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
        pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)  All services  described in each of paragraphs  (b) through (d) of this
        Item were pre-approved before the engagement by the registrant's audit
        committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
        Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

 (f)    The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)     The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

        FY 2006:  $318,312
        FY 2007:  $84,400

(h)     The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics for Senior Financial Officers,  which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as
        Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.'s
        Certified  Shareholder  Report on Form  N-CSR,  File No.  811-21591,  on
        September 29, 2005.

(a)(2)  Separate  certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of  the
        Sarbanes-Oxley  Act of 2002  and  Rule  30a-2(a)  under  the  Investment
        Company  Act  of  1940,  are  filed  and  attached   hereto  as  Exhibit
        99.302CERT.

(a)(3)  Not applicable.

(b)     A certification  by the registrant's  chief executive  officer and chief financial officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of
        2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY TARGET MATURITIES TRUST

By:      /s/   Jonathan S. Thomas
         ---------------------------------------
         Name:    Jonathan S. Thomas
         Title:   President

Date:    November 29, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/   Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    November 29, 2007

By:      /s/   Robert J. Leach
         ---------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    November 29, 2007